UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 29, 2005

SLM Student Loan Trust 2005-5, as the Issuer

(Exact name of registrant as specified in its charter)

DELAWARE	333-103545	57-1176559
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

12061 Bluemont Way

V3419

Reston, VA 20190

(Address of principal executive offices)

Registrant’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01	Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2005-5

Effective as of June 29, 2005, SLM Funding LLC (“SLM Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”) and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), executed and delivered the Amended and Restated Trust Agreement dated as of June 29, 2005 which amended and restated the Trust Agreement dated June 9, 2005 by and between SLM Funding and the Eligible Lender Trustee pursuant to which the SLM Student Loan Trust 2005-5 (the “Trust”) was formed.

On June 22, 2005, the respective parties thereto executed and delivered the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to issued by the Trust, among SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), SLM Corporation and Citigroup Global Markets Inc. and Goldman, Sachs & Co., acting on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”).

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of June 29, 2005, by and among SLM Funding, Chase Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee for SLM Funding (the “SLM Funding Interim Eligible Lender Trustee”) and ECFC; (b) the Purchase Agreement, dated as of June 29, 2005, by and among VG Funding (“VG Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee for VG Funding (the “VG Funding Interim Eligible Lender Trustee”), SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (c) the Interim Trust Agreement, dated as of June 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (d) the Interim Trust Agreement, dated as of June 1, 2005, by and between VG Funding and the VG Funding Interim Eligible Lender Trustee; (e) the Indenture, dated as of June 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (f) the Sale Agreement, dated as of June 29, 2005, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (g) the Administration Agreement, dated as of June 29, 2005, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, Sallie Mae, Inc., in its capacity as the servicer (the “Servicer”), SLM Funding and the Indenture Trustee; (h) the Servicing Agreement, dated as of June 29, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (i) the Remarketing Agreement, dated June 29, 2005, by and among the Trust, the Administrator and Citigroup Global Markets Inc. and Goldman, Sachs & Co.

On June 29, 2005, the Trust issued $2,292,623,000 of its Student Loan-Backed Notes.

Item 2.01	Completion of Acquisition of Disposition of Assets.

The Trust used the net proceeds of these notes to purchase $2,219,175,449.31 of student loans originated under the federal family education loan program.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 22, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated June 22, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of June 29, 2005, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of June 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of June 1, 2005, by and between VG Funding and the VG Funding Interim Eligible Lender Trustee.

4.4	Indenture, dated as of June l, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of June 29, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of June 29, 2005, by and among VG Funding, the VG Funding Interim Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of June 29, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of June 29, 2005, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of June 29, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.6	Remarketing Agreement, dated as of June 29, 2005, by and among the Trust, the Administrator and Citigroup Global Markets Inc. and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2005	SLM STUDENT LOAN TRUST 2005-5

	By:	SALLIE MAE, INC. the Administrator

	By:	/s/ J. LANCE FRANKE
		Name:	J. Lance Franke
		Title:	Senior Vice President, Finance

INDEX TO EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 22, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated June 22, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of June 29, 2005, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of June 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of June 1, 2005, by and between VG Funding and the VG Funding Interim Eligible Lender Trustee.

4.4	Indenture, dated as of June l, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of June 29, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of June 29, 2005, by and among VG Funding, the VG Funding Interim Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of June 29, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of June 29, 2005, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of June 29, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.6	Remarketing Agreement, dated as of June 29, 2005, by and among the Trust, the Administrator and Citigroup Global Markets Inc. and Goldman, Sachs & Co.

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